Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Vantage Data Centers Management Company, LLC
2820 Northwestern Parkway
Santa Clara, California 95051

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of tenant leases in connection with the proposed offering of Vantage Data Centers Issuer, LLC, Secured Data Center Revenue Term Notes, Series 2023-1. Vantage Data Centers Management Company, LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, Deutsche Bank Securities Inc. (“Deutsche Bank” and, together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We performed certain procedures on earlier versions of the Statistical Data File and communicated differences prior to being provided the final Statistical Data File which was subjected to the procedures described below.

Agreed-Upon Procedures

On February 23, 2023, representatives of Deutsche Bank, on behalf of the Company, provided us with a computer-generated tenant lease data file (the “Statistical Data File”) and related record layout containing data, as represented to us by Deutsche Bank, on behalf of the Company, as of the close of business March 1, 2023, with respect to (i) 53 tenant leases (the “2021-1 Leases”) and (ii) 11 tenant leases (the “2023-1 Leases” and, together with the 2021-1 Leases, the “Leases”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Leases relating to the tenant lease characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Member of Deloitte Touche Tohmatsu Limited

 Characteristics

1.	Tenant ID (for informational purposes only)	11.	Lease payment frequency*
2.	Tenant name*	12.	Next escalation date (month and day only)*
3.	Region*	13.	Escalator frequency*
4.	Facility*	14.	Escalator rate*
5.	Critical load power (CLP)/kw leased*	15.	Renewal options remaining
6.	Current Rent per kw per month	16.	Length of renewal options*
7.	Base rent amount*	17.	Ultimate parent of customer/corporate guarantor*
8.	Additional base rent amount (if applicable)*	18.	Lease start date*
9.	Lease expiration date	19.	Lessee guarantor credit rating
10.	Total number of payments*

* For 2023-1 Leases only.

We compared Characteristics 2. through 16. to the corresponding information set forth on or derived from the lease agreement or any amendments thereto (collectively, the “Lease Agreement”).

We compared Characteristic 17. to the corresponding information set forth on or derived from the Lease Agreement or “Guaranty of Lease.”

We compared Characteristic 18. to the corresponding information set forth on or derived from the Lease Agreement or the “Commencement Letter.”

At the instruction of Deutsche Bank, on behalf of the Company, we accessed the “Standard & Poor's Financial Services LLC Website” (https://www.standardandpoors.com) on February 14, 2023.  Using the ultimate parent of customer/corporate guarantor (as set forth on Lease Agreement or Guaranty of Lease), we compared Characteristic 19. to the corresponding information set forth on Standard & Poor's Financial Services LLC Website.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristics 9., 12. and 18., differences of 30 days or less are deemed to be in agreement; and

•
with respect to our comparison of Characteristic 19., for the Leases indicated in Appendix A, we were unable to ascertain the lessee guarantor credit rating from the Standard & Poor's Financial Services LLC Website.  For such Leases, we were instructed to perform an additional procedure and compare the lessee guarantor credit rating set forth on the Statistical Data File to the corresponding information set forth on the “Standard & Poor’s Credit Estimate Document” provided to us by Deutsche Bank, on behalf of the Company.

In addition to the procedures described above, for each Lease, we compared the ramp schedule, rent schedule, contracted base rent schedule, contracted additional rent schedule, contracted total rent schedule and contracted next 12 months rent schedule each as set forth on the Statistical Data File to the corresponding information set forth on or derived from the Lease Agreement, for the period beginning March 1, 2023 through the lease expiration date, and found them to be in agreement.

The tenant lease documents described above and any other related documents used in support of the Characteristics were provided to us by, or on behalf of, the Company and are collectively referred to hereinafter as the “Lease Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Lease Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Lease Documents.  In addition, we make no representations as to whether the Lease Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Leases.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above mentioned Lease Documents.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the tenant leases underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the tenant leases or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the appropriateness for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

February 24, 2023

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 24, 2023.

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Characteristic 19. for the following Leases:

Tenant ID
7
24
25
26
93

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.